NATIXIS FUNDS

Supplement dated July 20, 2011 to the Natixis Statement of Additional Information (the “SAI”) dated May 1, 2011, as may be revised or supplemented from time to time, for the following funds:

ASG Diversifying Strategies Fund	ASG Global Alternatives Fund
ASG Managed Futures Strategy Fund	Loomis Sayles Absolute Strategies Fund
Loomis Sayles Multi-Asset Real Return Fund	Gateway Fund

Effective immediately, the third paragraph under the section “Portfolio Holdings Information” in the SAI is amended and restated as follows:

With respect to items (2) through (5) above, disclosure is made pursuant to procedures that have been approved by the Board of Trustees, and may be made by employees of each Fund’s Adviser, Subadviser, administrator or custodian. With respect to (6) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purposes of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filings and other related items, Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ federal income and excise tax returns, Electra Information Systems, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings of the Funds, Barclays Capital (periodic disclosure of full portfolio holdings) for the purpose of performing analytics and scenario analysis, Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing certain portfolio analytics for the Adviser, Bloomberg (daily disclosure of full portfolio holdings, provided next business day) for the purpose of performing attribution analysis for Absolute Strategies Fund and Multi-Asset Real Return Fund, chartered accountants in India (daily disclosure of securities trades of India-based issuers, provided the next business day) for the purpose of performing certain duties for compliance with the India Income-Tax Act, and the Board of Directors of the Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd. (“Cayman Vehicle”) (quarterly disclosure of full Cayman Vehicle portfolio holdings) for the purpose of its oversight of the Cayman Vehicle. Although each Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (4) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Funds’ officers determine on a case by case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Board of Trustees exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from the Funds’ chief compliance officer regarding any material issues concerning the Funds’ disclosure of portfolio holdings or from officers of the Funds in connection with proposed new exceptions or new disclosures pursuant to item (6) above.

Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.